UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report: March 16, 2004

Date of earliest event reported: March 15, 2004

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact Name of Registrant as specified in its charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 733-4101

Item 12. Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 12: On March 15, 2004, D&E Communications, Inc. issued the press release summarizing year ended December 31, 2003 earnings, which is attached hereto as Exhibit 99, and incorporated into this Item 12 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, D&E Communications, Inc. has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.

D&E COMMUNICATIONS, INC.

By:	/s/ Thomas E. Morell
Thomas E. Morell
Senior Vice President,
Chief Financial Officer and Treasurer

Date: March 16, 2003

Exhibit Index

Exhibit 99 – Press Release dated March 15, 2004.